UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Act of 1934

Date of Report (Date of earliest event reported):	September 16, 2005

MERIDIAN BIOSCIENCE, INC.
(Exact name of Registrant as specified in its Charter)

Ohio	0-14902	31-0888197
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3471 River Hills Drive, Cincinnati, Ohio	45244
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(513) 271-3700

(Former name or former address, if changed since last report.)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01    Entry into a Material Definitive Agreement.

On September 16, 2005, Meridian Bioscience, Inc. (the “Registrant”) entered into an Underwriting Agreement (the “Underwriting Agreement”) by and among the Registrant, Robert W. Baird & Co. Incorporated (the “Underwriter”), William J. Motto, the Registrant’s Chairman and Chief Executive Officer, and the William J. Motto Irrevocable Family Trust (the “Selling Shareholder”), a trust formed by Mr. Motto.

Pursuant to the Underwriting Agreement, the Registrant agreed to sell and the Underwriter agreed to purchase for resale to the public (the “Offering”), subject to the terms and conditions expressed therein, 1,800,000 shares of the Registrant’s common stock, no par value (the “Common Stock”), at a price per share of $17.50, less an underwriting discount of $0.875 per share. Pursuant to the Underwriting Agreement, the Selling Shareholder has also agreed to sell 1,500,000 shares of Common Stock in the Offering at the same price per share. The Offering is expected to close on September 21, 2005.

The shares of Common Stock sold pursuant to the Underwriting Agreement were registered pursuant to an effective Shelf Registration Statement on Form S-3 (Registration No. 333-109139) that the Registrant filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is attached as Exhibit 1 and is incorporated by reference into this Form 8-K.

Item 8.01   Other Events.

The information set forth in Item 1.01 is incorporated by reference.

In connection with the Registrant filing with the Securities and Exchange Commission a definitive prospectus supplement, dated September 16, 2005, and prospectus, dated October 9, 2003, relating to the Offering described above, the Registrant is filing as exhibits to this Current Report an opinion and consent of Keating Muething & Klekamp PLL, legal counsel to the Registrant, issued to the Registrant as to the validity of the shares of Common Stock being offered in the Offering.

Section 9 — Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits.

a.	Not applicable.

b.	Not applicable.

c.	Exhibits

Exhibit No.	Description

1	Underwriting Agreement among the Registrant, the William J. Motto Irrevocable Family Trust, Robert W. Baird & Co. Incorporated and, with respect to certain sections thereof, William J. Motto, dated September 16, 2005

5	Opinion of Counsel

23	Consent of Counsel (contained in Exhibit (5)).

99	Press release, dated September 16, 2005

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 16, 2005	MERIDIAN BIOSCIENCE, INC. BY: /s/ Melissa Lueke —————————————— Melissa Lueke Vice President and Chief Financial Officer (Principal Accounting Officer)